SunCoke Energy, Inc. Q3 2022 Earnings Conference Call

2 This slide presentation should be reviewed in conjunction with the Third Quarter 2022 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on October 31, 2022 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only our beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke's Securities and Exchange Commission filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. In addition, throughout this presentation, we will use non-GAAP financial measures. Non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Reconciliations to the most comparable GAAP financial measures can be found in the Appendix to this presentation. Forward-Looking Statements

3Q3 2022 Highlights  Delivered Q3 ‘22 Adjusted EBITDA(1) of $83.7M, representing record third quarter performance • Continued strong performance across our coke and logistics operations along with high margin on export coke sales  Export and foundry coke businesses continued to perform well in Q3 • Experiencing softening in export coke markets driven by global economic uncertainty  SunCoke’s Board of Directors approved a capital project that will enable our Jewell facility to produce 100% foundry, while maintaining flexibility to shift between blast and foundry production • Enables SunCoke to continue to grow in the foundry coke market • Expect to complete the project in Q3 2023  Gross leverage at 1.9x on a trailing 12 month Adjusted EBITDA basis  Well positioned to surpass the FY 2022 Adjusted EBITDA guidance high end of $285M (1) See appendix for a definition and reconciliation of Adjusted EBITDA

4Q3 2022 Financial Performance (1) See appendix for a definition and reconciliation of Adjusted EBITDA (2) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke (3) Q3 ’22 Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business ($/share) ($ in millions) Adj. EBITDA(1) $83.7 $73.9 Q3 ’21Q3 ’22 +$9.8 M Q3 2022 Earnings Review • Q3 ‘22 EPS of $0.49, up $0.22 from the prior year quarter  Primarily driven by higher margins on export coke sales and income tax benefits from foreign and R&D tax credits recorded in Q3 ’22 • Adjusted EBITDA(1) of $83.7M, an increase of $9.8M from the prior year quarter  Coke operations up $10.3M, driven by higher margins on export coke sales  Logistics segment up $1.3M driven by higher volumes and pricing $0.49 $0.27 Q3 ’22 Q3 ’21 +$0.22 Diluted EPS ($ in millions, except volumes) Q3 '22 Q3 '21 Q3 '22 vs Q3 '21 Domestic Coke Sales Volumes 1,022 1,056 (34) Logistics Volumes 5,721 4,940 781 Coke Adj. EBITDA(2) $79.9 $69.6 $10.3 Logistics Adj. EBITDA $12.9 $11.6 $1.3 Corporate and Other Adj. EBITDA (3) ($9.1) ($7.3) ($1.8) Consolidated Adjusted EBITDA (1) $83.7 $73.9 $9.8

5 $63.4 $59.3 $54.4 Net Change in DebtCash @ Q2 2022 Dividends ($33.8) Net Cash Provided by Ops. Activities ($21.7) ($6.6) CapEx $3.6 Other Cash @ Q3 2022 Revolver Availability: $283.0M (Consolidated) Q3 ’22 Total Debt $577M Gross Leverage(1) 1.91x Net Leverage(1) 1.71x (1) Gross leverage and Net leverage for Q3 2022 calculated using Last Twelve Month(LTM) Adjusted EBITDA Q3 2022 Liquidity Maintained strong liquidity position of ~$342M; continued focus on strengthening the balance sheet ($ in millions) Dividend of $0.08 per share

6 Domestic Coke Performance Domestic Coke Business Summary 147 136 111 132 122 298 309 296 295 306 280 275 258 270 277 174 169 158 170 172 142 142 152 131 151 1,028 $65.1M Q3 ’21 $53.4M Q2 ’22Q4 ’21 997 $76.0M Q1 ’22 $64.3M $76.6M Q3 ’22 1,041 1,031 975 Adjusted EBITDA Middletown Granite City Haverhill Indiana Harbor Jewell Sales Tons (Coke Production, Kt) • Delivered Adj. EBITDA of $76.6M in Q3 ‘22 vs $65.1M in Q3 ‘21  Record Domestic Coke Adj. EBITDA driven by higher margins on export sales  Higher energy sales pricing also favorably impacted results • All coke sales committed for 2022 • Expect to surpass FY 2022 Domestic Coke Adjusted EBITDA guidance high end of $255M  Estimate FY 2022 coke sales volume of ~4.1M tons (1) See appendix for a definition and reconciliation of Adjusted EBITDA (1) 1,007K1,056K 1,022K962K Higher margins on export sales driving favorable Domestic Coke results 1,026K

7Logistics Business Summary (Tons Handled, Kt) • Logistics segment contributed $12.9M to Q3 ‘22 Adj. EBITDA  Higher volumes and pricing vs Q3 ‘21 • Expect strong performance to continue through remainder of the year • Logistics Full Year 2022 Adjusted EBITDA guidance of $48M - $52M remains unchanged (1) (1) See appendix for a definition and reconciliation of Adjusted EBITDA. Strong thermal coal market and sustained customer demand continue to drive healthy Logistics performance Logistics Performance 2,353 1,965 2,261 2,619 2,563 2,587 2,625 2,974 3,190 3,158 5,809 5,236 $12.6M $11.6M Q3 ’21 $12.5M $9.6M Q4 ’21 Q1 ’22 Q2 ’22 $12.9M Q3 ’22 4,940 4,590 5,721 CMT (coal, bulk products, iron ore)Total Logistics Adj. EBITDA Logistics (ex. CMT)

8 • Execute Foundry coke expansion project and grow market participation for long-term success • Support full capacity utilization of cokemaking assets Build on the Commercial Success of Foundry/Export Business 2022 Key Initiatives • Surpass Adjusted EBITDA guidance high end of $285M Achieve 2022 Financial Objectives Deliver Safety/Operational Excellence and Offset Inflationary Pressures • Continue to deliver strong safety and operational excellence • Continued focus on developing projects to minimize inflationary impacts • Continue work on further diversifying CMT with new product and customer mix Pursue New Customers for Logistics Business • Continue to execute against our well-established capital allocation priorities of deleveraging, exploring Granite City GPI opportunity, and returning capital to shareholders via increased dividends Pursue Balanced Capital Allocation

APPENDIX

10 Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt and transaction costs (“Adjusted EBITDA”). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income or any other measure of financial performance presented in accordance with GAAP. Additionally, other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC represents Adjusted EBITDA less Adjusted EBITDA attributable to non-controlling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. Definitions

11

2022 Revised Guidance Summary

Well positioned to surpass Adjusted EBITDA guidance due to higher margins on export coke sales and API2 coal price benefit at CMT

Metric	2022 Original Guidance	2022 Revised Guidance
Adjusted EBITDA Consolidated[1]	\$240M - \$255M	\$270M - \$285M
Domestic Coke EBITDA	\$229M - \$235M	\$247M - \$255M
Logistics EBITDA	\$34M - \$40M	\$48M - \$52M
Domestic Coke Sales[2]	~4.1M tons	~4.1M tons
Dom. Coke Adj. EBITDA/ton [3]	\$56 - \$57/ton	\$60 - \$62/ton
Total Capital Expenditures	~\$80M[4]	~\$80M[4]
Free Cash Flow [5]	\$110M - \$125M	\$120M - \$135M
Cash Taxes	\$8M - \$12M	\$12M - \$14M

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Domestic coke sales for 2022 estimate includes production for foundry and export sales
(3) Domestic Coke Adj. EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales
(4) Capital expenditure guidance excludes the impact of capitalized interest
(5) See appendix for a definition and reconciliation of Free Cash Flow (FCF)

Adjusted EBITDA to FCF Walk

	2022E	
(\$ in millions except per share amounts)	Low End	High End
Adjusted EBITDA [1]	**\$270**	**\$285**
Cash interest	(\$30)	(\$28)
Cash taxes	(\$12)	(\$14)
Total capex	(\$80)	(\$80)
Transaction Costs	(\$3)	(\$2)
Working Capital changes	(\$25)	(\$26)
Free Cash Flow (FCF) [2]	**\$120**	**\$135**
SXC Shares Outstanding on 9/30/22	83.4	83.4
FCF/Share	**\$1.44**	**\$1.62**

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) See appendix for definition and reconciliation of Free Cash Flow (FCF)

SunCoke Energy®

12Coke Facility Capacity and Contract Duration/Volume (1) Capacity represents blast furnace equivalent production capacity (2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year. Facility Capacity (1) Customer Contract Expiry Contract Volume Middletown 550 Kt (2) Cliffs Steel Dec. 2032 Capacity Haverhill II 550 Kt Cliffs Steel June 2025 Capacity Granite City 650 Kt US Steel Dec. 2024 Capacity Indiana Harbor 1,220 Kt Cliffs Steel Oct. 2023 Capacity Haverhill I/JWO 1,270Kt Cliffs Steel Algoma Steel Dec. 2025 Dec. 2026 400 Kt 150 Kt

13Balance Sheet & Debt Metrics 2022 2023 2024 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ -$ -$ -$ 500.0$ 500.0$ Sale Leaseback 0.8 3.3 5.5 - - - - - 9.6 Revolver - - - - 67.0 - - - 67.0 Total 0.8$ 3.3$ 5.5$ -$ 67.0$ -$ -$ 500.0$ 576.6$ As of 9/30/2022 ($ in millions) As of 9/30/2022 As of 12/31/2021 Cash 59$ 64$ Available Revolver Capacity 283$ 229$ Total Liquidity 342$ 293$ Gross Debt (Long and Short-term) 577$ 627$ Net Debt (Total Debt less Cash) 517$ 563$ LTM Adj. EBITDA 302$ 275$ Gross Debt / LTM Adj. EBITDA 1.91x 2.28x Net Debt / LTM Adj. EBITDA 1.71x 2.04x Adj. EBITDA (Guidance) Gross Leverage (Guidance) Net Leverage (Guidance) $270M - $285M 2.02x - 2.14x 1.82x - 1.92x

142022 Guidance Reconciliation (1) Reflects non-controlling interest in Indiana Harbor (2) Costs incurred as part of the granulated pig iron project with U.S. Steel Free Cash Flow Reconciliation ($ in millions) Low High Operating Cash Flow $200 $215 Capital Expenditures (80) (80) Free Cash Flow (FCF) $120 $135 2022E ($ in millions) Low High Net Income $73 $92 Depreciation and amortization expense 145 140 Interest expense, net 33 31 Income tax expense 16 20 Transaction Costs (2) 3 2 Adjusted EBITDA (Consolidated) $270 $285 Adjusted EBITDA attributable to noncontrolling interest(1) (9) (9) Adjusted EBITDA attributable to SXC $261 $276

15SXC FCF/Share Reconciliation (1) Costs incurred as part of the granulated pig iron project with U.S. Steel Low End High End Net Income $73 $92 Depreciation and amortization expense 145 140 Interest expense, net 33 31 Income tax expense 16 20 Transaction Costs (1) 3 2 Adjusted EBITDA $270 $285 Cash interest (30) (28) Cash taxes (12) (14) Total capex (80) (80) Transaction Costs (1) (3) (2) Working capital changes (25) (26) Free Cash Flow (FCF) $120 $135 SXC Shares Outstanding on 9/30/2022 83.4 83.4 FCF/Share $1.44 $1.62 ($ in millions except per share amounts) 2022E

16Reconciliation to Adjusted EBITDA and Adjusted EBITDA attributable to SXC (1) Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders prior to the closing of the Simplification Transaction (2) Costs incurred as part of the granulated pig iron project with U.S. Steel ($ in millions) Q1 '21 Q2 '21 Q3 '21 Q4 '21 FY '21 Q1 '22 Q2 '22 Q3 '22 Net income (loss) attributable to SunCoke Energy, Inc. 16.5$ (8.8)$ 23.0$ 12.7$ 43.4$ 29.5$ 18.0$ 41.4$ Net income attributable to noncontrolling interests 1.7 1.3 1.1 1.3 5.4 1.1 1.0 1.1 Net Income (loss) 18.2$ (7.5)$ 24.1$ 14.0$ 48.8$ 30.6$ 19.0$ 42.5$ Depreciation and amortization expense 32.4 34.1 32.5 34.9 133.9 35.2 35.8 35.7 (Gain) Loss on extinguishment of debt, net - 31.9 - - 31.9 - - - Interest expense, net 12.7 14.2 7.9 7.7 42.5 8.0 8.3 8.0 Income tax expense (benefit) 7.3 (4.7) 9.4 6.3 18.3 10.0 7.2 (2.9) Transaction costs (2) - - - - - - 1.0 0.4 Adjusted EBITDA 70.6$ 68.0$ 73.9$ 62.9$ 275.4$ 83.8$ 71.3$ 83.7$ Adjusted EBITDA attributable to noncontrolling interest(1) (2.6) (2.3) (2.1) (2.3) (9.3) (2.1) (2.0) (2.1) Adjusted EBITDA attributable to SXC 68.0$ 65.7$ 71.8$ 60.6$ 266.1$ 81.7$ 69.3$ 81.6$

Adjusted EBITDA and Adjusted EBITDA per ton

17

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton

($ in millions, except per ton data)	Domestic Coke	Brazil Coke	Logistics	Corporate and Other[(1)]	Consolidated
Q3 2022					
Adjusted EBITDA	$76.6	$3.3	$12.9	($9.1)	**$83.7**
Sales Volume (thousands of tons)	1,022	382	5,721		
Adjusted EBITDA per Ton	**$74.95**	**$8.60**	**$2.26**		
Q2 2022					
Adjusted EBITDA	$64.3	$3.9	$12.5	($9.4)	**$71.3**
Sales Volume (thousands of tons)	1,007	406	5,809		
Adjusted EBITDA per Ton	**$63.85**	**$9.59**	**$2.15**		
Q1 2022					
Adjusted EBITDA	$76.0	$4.2	$12.6	($9.0)	**$83.8**
Sales Volume (thousands of tons)	962	419	5,236		
Adjusted EBITDA per Ton	**$79.00**	**$10.12**	**$2.41**		
FY 2021					
Adjusted EBITDA	$243.4	$17.2	$43.5	($28.7)	**$275.4**
Sales Volume (thousands of tons)	4,183	1,685	19,933		
Adjusted EBITDA per Ton	**$58.19**	**$10.21**	**$2.18**		
Q4 2021					
Adjusted EBITDA	$53.4	$4.2	$9.6	($4.3)	**$62.9**
Sales Volume (thousands of tons)	1,026	417	4,589		
Adjusted EBITDA per Ton	**$52.05**	**$10.07**	**$2.09**		
Q3 2021					
Adjusted EBITDA	$65.1	$4.5	$11.6	($7.3)	**$73.9**
Sales Volume (thousands of tons)	1,056	426	4,940		
Adjusted EBITDA per Ton	**$61.65**	**$10.56**	**$2.35**		
Q2 2021					
Adjusted EBITDA	$61.4	$4.0	$11.4	($8.8)	**$68.0**
Sales Volume (thousands of tons)	1,063	425	5,104		
Adjusted EBITDA per Ton	**$57.76**	**$9.41**	**$2.23**		
Q1 2021					
Adjusted EBITDA	$63.5	$4.5	$10.9	($8.3)	**$70.6**
Sales Volume (thousands of tons)	1,038	417	5,300		
Adjusted EBITDA per Ton	**$61.18**	**$10.79**	**$2.06**		

(1) Corporate and Other includes the results of our legacy coal mining business.

SunCoke Energy®